ANTICIPATED
		YEAR				CONTRACT/DAY
		BUILT /				-RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (9)
Semisubmersibles (6)

Noble Clyde Boudreaux (a)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000’	MS — Signal	Shipyard	3/2007	—
					Shell	3/2009	209-211	Two-year contract with Shell to commence after upgrade in 1Q 2007.

Noble Amos Runner (a)	Noble EVA 4000TM	1982/1999	8,000’	Green Canyon 955	Kerr-McGee	1/2007	196-198
					Kerr-McGee	8/2007	381-382	Rate effective 1/8/2007. Expect to enter shipyard late in 3Q 2007 for +/- 60 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs).
					Kerr-McGee/Shipyard	10/2007	—
					Kerr-McGee	3/2008	381-382	In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 1/8/2007 through 3/2008 of $329K-$331K, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($313K-314K) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($263K-265K).
					Kerr-McGee	3/2011	434-436	Contract with Kerr-McGee O&G Corp, a wholly owned subsidiary of Anadarko Petroleum Corp, for three year extension.

Noble Jim Thompson (a)	Noble EVA 4000TM	1984/1999	6,000’	MS — Signal	Shipyard/Shell	8/2006	298-300	One-year contract with Shell ends 3/1/2007. Entered shipyard on 6/27/2006 for 95 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). Pursuant to contract with operator, the applicable dayrate while the rig was in the shipyard was 95% of operating dayrate for the first 60 days and 80% for the remaining 35 days.
				MS — Signal	Shipyard/Shell	9/2006	251-253	Upgrade to NC-5SM mooring system at 80% of operating dayrate commenced 8/26/2006.
				MC 898	Shell	3/2007	314-316	Back on full dayrate 9/30/2006.

Noble Max Smith (a)	Noble EVA 4000TM	1980/1999	6,000’	Port Isabel 526	Amerada Hess	3/2008	304-306

Noble Paul Romano (a)	Noble EVA 4000TM	1981/1998	6,000’	Green Canyon 771	Anadarko	2/2007	385-386	Rate effective 7/1/2006. Anticipate +/- seven days of downtime in 4Q 2006 for regulatory inspection. Expect to enter shipyard late in 3Q 2007 for +/- 60 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs).
					Anadarko/Shipyard	4/2007	—
					Anadarko	6/2007	385-386	In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 7/2006 through 6/2007 of $324K-$326K, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($308K-309K) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($259K-261K).
					Anadarko	12/2008	434-436	Extension of Anadarko contract.

Noble Lorris Bouzigard (b)	IPF Pentagone	1975/2003	4,000’	MS-Signal	Shipyard	12/2006	—	In shipyard for +/- 75 days commencing 9/22/2006 for upgrades to utilize aluminum alloy riser. Following upgrades, will commence one well with Mariner/W&T for +/- 30 days.
					Mariner / W&T	1/2007	172-173
					Walter O&G	2/2007	129-131	One well +/- 45 days, which will complete commitment made prior to Hurricane Rita.
					Mariner	4/2008	172-173	Complete 15-month term with Mariner

Submersibles (3)

Noble Joe Alford	Pace 85	1982/2006	85’-C	High Island 116	Mariner	1/2007	84-86	Rig scheduled for +/- 30 days of downtime in 4Q 2006 for upgrades.

Noble Lester Pettus	Pace 85	1982/2006	85’-C	Breton Sound 34	Century	11/2006	74-76	Rate effective 9/16/2006.
					Shipyard	1/2007	—	Rig scheduled for +/- 60 days of downtime in 4Q 2006 for upgrades.
					Century	3/2007	74-76

Noble Fri Rodli	Transworld	1979/1998	70’-C	High Island 24	Walter O&G	10/2006	84-86	Commenced one well with Walter O&G. Anticipate +/- three days of downtime in 4Q 2006.
					Arena	11/2006	46-48	To Arena, as a substitute for Noble Joe Alford, to drill one well, which will complete commitment made prior to Hurricane Rita.
					Bois d’Arc	2/2007	84-86	One well +/-70 days.
					Petsec	4/2007	84-86	Two wells +/- 60 days.

(a)	Unit will be upgraded to the NC-5SM mooring standards, which meet 100-year storm criteria.

(b)	Rig to be upgraded to 4,000’ utilizing aluminum alloy riser.
Changes from last Fleet Status Report denoted by Bold type.

ANTICIPATED
		YEAR				CONTRACT/DAY
		BUILT /				-RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

International (54)(c)
Mexico Jackups (10)(d)

Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	5/2007	74-76

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/2007	140-142

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2007	70-71	Experienced seven days of downtime in 3Q 2006 for regulatory inspection.

Noble Johnnie Hoffman	Baker Marine BMC 300 IC	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2007	64-65	Anticipate +/- 10 days of downtime in 4Q 2006 for regulatory inspection.

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	10/2006	66-68	Experienced ten days of downtime in July for regulatory inspections.
				Bay of Campeche	Pemex	12/2007	166-168	Pemex contract scheduled to commence 11/1/2006 @ $166k-168k for 415 days. Anticipate +/- 15 days of downtime in 4Q 2006 for regulatory inspection between contracts.

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2007	64-65

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/2007	64-65

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/2007	64-65

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40
				Bay of Campeche	Pemex	4/2007	149-151	Extension of Pemex contract for 255 days commenced 8/20/2006.

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	8/2007	119-121

Brazil Semisubmersible (2)

Noble Paul Wolff	Noble EVA 4000TM	1981/1998	8,900’-DP	Brazil	Petrobras	7/2007	163-165	Eligible for a maximum 20% performance bonus. Expect +/- seven days downtime in 4Q 2006 for modifications.
					Petrobras	12/2009	213-215	Rate contingent upon upgrade of unit to 10,000’ water depth capability utilizing aluminum alloy riser. Eligible for a maximum 15% performance bonus.
					Petrobras — Downtime Extension	7/2010	213-215	Petrobras can extend contract for contractor responsible downtime (to date — 190 days including shipyard and expected 4Q 2006 downtime days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Therald Martin	IPF Pentagone	1977/2003	4,000’	In-transit	Petrobras	9/2006	108-109	Rate through 9/30/06.
				Brazil	Petrobras	10/2006	-	Anticipate +/- 10 days of downtime for contract preparation and customer acceptance testing until +/-10/10/2006.
				Brazil	Petrobras	8/2008	113-115	22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	9/2009	113-115	13 month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/2010	113-115	13 month priced option. Customer will pay lump sum reimbursement amounts and demob if option is not exercised. Eligible for a maximum 15% performance bonus.

Brazil Drillships (3)

Noble Roger Eason	Neddrill	1977/2005	7,200’-DP	Brazil	Petrobras	4/2007	96-97	Experienced 19 days of downtime in 3Q 2006.
				Brazil	Petrobras	4/2010	136-138	Rate effective +/- 4/30/2007. Anticipate +/- 41 days of downtime in 3Q 2007 for regulatory inspection. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras — Downtime Extension	7/2010	136-138	Petrobras can extend contract for contractor responsible downtime (to date — 115 days including shipyard, actual 3Q 06 downtime and expected 3Q 2007 downtime days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Leo Segerius	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/2008	123-125	Anticipate +/- 28 days of downtime commencing +/- 7/2007 for regulatory inspection and refurbishments. Eligible for a maximum 10% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,600’-DP	Brazil	Petrobras	3/2007	81-82	Eligible for a maximum 10% performance bonus. Anticipate +/- 10 days of downtime in 1Q 2007.
				Brazil	Petrobras	3/2009	119-121	Rate effective 3/17/2007. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras — Downtime Extension	4/2009	119-121	Petrobras can extend contract for contractor responsible downtime (to date — 17 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.
Note: The entity that owns this rig is fully consolidated; however, there is a minority interest holder for 18%.

(c)	The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(d)	Listed rigs are modified bareboat charter; cost structure varies by region.
Changes from last Fleet Status Report denoted by Bold type.

ANTICIPATED
		YEAR				CONTRACT/DAY
		BUILT /				-RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

North Sea Semisubmersible (1)

Noble Ton van Langeveld	Offshore SCP III Mark 2	1979/2000	1,500’	United Kingdom	Maersk	4/2007	201-202
					Shipyard	5/2007	234-235	Anticipate +/- 30 days of downtime in 2Q 2007 for upgrades and regulatory inspection paid at 95% of $247k-248k/day.
					Venture	5/2008	247-248
					Venture	5/2009	359-361

North Sea Jackups (8)

Noble Julie Robertson	Baker Marine Europe Class	1981/2000	390’-IC (e)	United Kingdom	Venture	12/2006	65-67
					Venture	8/2007	109-110
					Venture	8/2008	164-166

Noble Al White	CFEM T-2005 C	1982/1997	360’-IC	United Kingdom	RWE	2/2007	124-126
				United Kingdom	RWE — Options	4/2008	124-126	Options: Four wells. Estimated time for each well is 90-100 days.

Noble Kolskaya	Gusto Engineering	1985/1997	330’-IC	United Kingdom	Wintershall	12/2006	103-104	Rig operates under a bareboat charter agreement to Noble under which Noble receives 30% of the rig’s operating profits as defined in the agreement.
					Wintershall	12/2007	169-171

Noble Byron Welliver	CFEM T-2005 C	1982	300’-IC	Denmark	Maersk	9/2007	83-85
					Maersk	9/2008	181-183
					Maersk — Options	9/2009	209-211
					Maersk — Options	9/2010	219-221

Noble Lynda Bossler	MSC/CJ46	1982	250’-IC	Netherlands	Wintershall	12/2006	99-100
					Wintershall	12/2007	142-143

Noble Piet van Ede	MSC/CJ46	1982	250’-IC	Netherlands	Gaz de France	12/2006	97-98
					Gaz de France	12/2007	183-185

Noble Ronald Hoope	MSC/CJ46	1982	250’-IC	Netherlands	Gaz de France	12/2006	102-103
					Gaz de France	12/2007	183-185

Noble George Sauvageau	Neddrill	1981	250’-IC	Netherlands	Shell	3/2007	105-107

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2000	6,000’	Nigeria	ExxonMobil	12/2007	128-130	ExxonMobil has options for eight additional wells from +/- 8/2006, which would extend the contract through +/- 12/2007 (four of these eight option wells have been exercised to date).
					Anadarko	1/2009	433-435	One year contract with Anadarko following release from ExxonMobil.

West Africa Jackups (7)

Noble Percy Johns	F&G L-780 MOD II-IC	1981/1995	300’-IC	Nigeria	ExxonMobil	3/2007	117-118	Experienced 70 days of downtime in 3Q 2006 for regulatory inspection and upgrades.
					ExxonMobil	3/2009	170-171	Extension of ExxonMobil contract.

Noble Roy Butler	F&G L-780 MOD II-IC	1982/1996	300’-IC (f)	Nigeria	Chevron	5/2008	129-131

Noble Tommy Craighead	F&G L-780 MOD II-IC	1982/1990	300’-IC	Nigeria	Addax	1/2007	107-109	Anticipate +/- seven days of downtime in 4Q 2006 for upgrades.
					To be announced	1/2009	170-171	Letter of Intent in place. New rate effective 1/17/2007.

Noble Carl Norberg	MLT Class 82-C	1976/2003	250’-IC	Equatorial Guinea	Amerada Hess	4/2008	73-75

Noble Ed Noble	MLT Class 82-SD-C	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2008	160-161	ExxonMobil contract commenced 09/03/2006.

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/2008	127-129	Anticipate +/- 14 days of downtime in 4Q 2006 at standby rate of $47k-48k/day. Anticipate +/-30 days of downtime in 4Q 2006 at zero rate for upgrades.

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell	4/2007	82-84	On assignment to Moni Pulo. Anticipate the rig to return to Shell in 11/2006. Anticipate +/- five days of downtime in 4Q 2006 for equipment upgrades.

(e)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(f)	Rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the rig to operate in up to 300’ of water.

Changes from last Fleet Status Report denoted by Bold type.

ANTICIPATED
		YEAR				CONTRACT/DAY
		BUILT /				-RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

Arabian Gulf Jackups (14)

Noble George McLeod	F&G L-780 MOD II-IC	1981/1995	300’-IC	UAE (Abu Dhabi)	NDC	6/2007	51-52	Anticipate +/- 28 days of downtime for regulatory inspection in 1Q 2007.

Noble Jimmy Puckett	F&G L-780 MOD II-IC	1982/2002	300’-IC	Qatar	RasGas	3/2007	55-57
					RasGas — Standby	7/2007	45-60	Standby waiting on platform, will perform RasGas paid upgrades and regulatory inspections during standby period. (Noble has right to market rig during this period).
					RasGas — Options	TBD	59-73	Exercised eight option wells @ $59-61k/day. Remaining options: One well @ $59-61k/day; nine wells @ $65-67k/day, nine wells @ $71-73k/day. Estimated time to complete each well is +/- 45 days.

Noble Kenneth Delaney	F&G L-780 MOD II-IC	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC QatarGas 3 & 4	6/2007 8/2008	51-52 98-100	Anticipate +/- 40 days down in 2Q 2007 for regulatory inspections and upgrades, then to QatarGas 3 & 4 for remainder of 700-day contract. (see Noble Dick Favor comments)

Noble Gus Androes	Levingston Class 111-C	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK Total ABK — Extension	2/2007 TBD	70-72	Anticipate +/-28 days of downtime in 1Q 2007 for regulatory inspection. Extensions: Renewable every six months, dayrate increases/decreases capped at 5%.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300’-IC	Qatar	Total	2/2008	84-86	Anticipate +/- 65 days of downtime in 4Q 2006 for upgrades and regulatory inspection.
					Total — Option	2/2009	98-100	Option: One year

Noble Mark Burns	Levingston Class 111-C	1980/2005	300’-IC	Qatar	RasGas	12/2006	60-61	Exercised three option wells ( two wells @ $71-73k/day, one well @ $79-81k/day); Remaining Options: One well @ $79-81k/day, two wells @ $87-89k/day. Estimated time to complete each well is 60-90 days.
					RasGas	9/2007	71-81
					RasGas — Options	3/2008	79-89

Noble Roy Rhodes	MLT 116-C	1979	300’-IC (g)	UAE (Dubai)	DPC	1/2007	67-69
					DPC	1/2008	*	Contract extension. Rate withheld at request of operator. Anticipate +/- 21 days down in 2Q 2007 for regulatory inspections.
					DPC	1/2009	*	Contract extension. Rate withheld at request of operator.

Noble Cees van Diemen	Modec 300-C	1981/2004	300’-IC	Qatar	RasGas	9/2007	59-61
					RasGas — Options	12/2007	59-61	Options: One option remaining. Estimated time to complete each well is 60-120 days.

Noble David Tinsley	Modec 300-C	1981/2004	300’-IC	Qatar	RasGas	10/2006	54-56
					Shipyard	11/2006	43-45	Anticipate +/- 30 days of downtime in 4Q 2006 for regulatory inspections; will receive standby rate of $44k/day.
					Talisman	12/2006	164-166	Received letter of award for one well estimated at +/- 50 days.
					RasGas (Standby)	1/2007	43-45	Contract suspension +/- 30 days (Noble has right to market rig during this period).
					RasGas	10/2007	54-56
					RasGas — Option	5/2008	61-63	Option: 200 days.

Noble Gene House	Modec 300-C	1981/2004	300’-IC	Qatar	Dolphin Energy	1/2007	59-60
					Shell	8/2007	102-104	One well estimated +/- 150 days bridging until Noble Roger Lewis delivery.
					Shell	6/2008	160-162	270 day contract to commence upon delivery of Noble Roger Lewis.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	11/2006	76-78
					RasGas	5/2007	76-78
					RasGas — Options	1/2008	82-89	Exercised four option wells (two wells @ $82-84k/day, two wells @ $87-89k/day). Estimated time to complete each well is 45-60 days.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	QatarGas 3	9/2006	50-52
					Shipyard	10/2006	—	Anticipate +/- 35 days of downtime in 4Q 2006 between contracts for upgrades and regulatory inspection.
					Maersk	10/2007	119-121

Noble Dhabi II	Baker Marine BMC 150	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/2008	59-60

Noble Dick Favor	Baker Marine BMC 150	1982/2005	150’-IC	Qatar	QatarGas 3 & 4	7/2007	91-93	700-day contract with QatarGas 3 & 4 commenced 8/10/2006. The Noble Dick Favor will be utilized only for the first 270-300 days of this contract. The remaining balance of days for this contract will be with the Noble Kenneth Delaney.

(g)	Rig is currently equipped to operate in 250’ of water.
Changes from last Fleet Status Report denoted by Bold type.

ANTICIPATED
		YEAR				CONTRACT/DAY
		BUILT /				-RATE	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

India Jackups (2)(d)

Noble Ed Holt	Levingston Class 111-C	1981/1994	300’-IC	India	Jindal/ONGC	6/2009	82-83	Anticipate +/- 90 days of downtime in 4Q 2006-1Q 2007 for upgrades and regulatory inspection. Rig bareboat chartered to Jindal which contracted with ONGC.

Noble Charlie Yester	MLT 116-C	1979	300’-IC	India	Jindal/ONGC	1/2007	51-52
					Jindal/ONGC	1/2010	130-131	Received LOI for three-year extension with Jindal/ONGC @ $130k-131k/day in direct continuation of current contract. Rig bareboat chartered to Jindal which contracted with ONGC.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986/2008	10,000’-DP	Dalian, China — DSIC	Shipyard	6/2008	—	Five-year contract with Petrobras. Eligible for a maximum 15% bonus. Contract terms require commencement of towing operations to Brazil 30 months after contract finalization (1/2/2006). Mobilization cost paid for by Petrobras (limited to 75 days).
				In-transit	Petrobras	8/2008	208-210
				Brazil	Petrobras	8/2013	219-220

Noble Danny Adkins — Newbuild	Bingo 9000	1999/2009	12,000’-DP	Singapore — Jurong	Shipyard	2/2009	—	Four-year contract with Shell following upgrade of baredeck hull to 12,000’ water depth capability.
				U.S. Gulf	Shell	2/2013	429-431	Rate reflects an increase due to equipment upgrades.

Noble Bingo 9000 Rig 4-Newbuild	Bingo 9000	1999	12,000’-DP (h)	Singapore — Jurong	Shipyard	—	—	Baredeck hull.

Far East Jackups (3)

Noble Roger Lewis — Newbuild	F&G JU-2000E	2007	400’-IC	Dalian, China — DSIC	Shipyard	8/2007	—
				In-transit	Shell	9/2007	40-42
				Qatar	Shell	9/2009	104-106	Two-year contract with Shell.

Noble Hans Deul — Newbuild	F&G JU-2000E	2008	400’-IC	Dalian, China — DSIC	Shipyard	2/2008	—
				In-transit	Shell	4/2008	34-36	Two-year contract with Shell.
				TBD	Shell	4/2010	104-106

Noble Scott Marks — Newbuild	F&G JU-2000E	2009	400’-IC	Dalian, China — DSIC	Shipyard	3/2009	—
				In-transit	Venture	6/2009	TBD	Two-year contract with Venture.
				United Kingdom	Venture	6/2011	209-211

(d)	Listed rigs are modified bareboat charter; cost structure varies by region.

(h)	Baredeck hull constructed as capable to operate in 12,000’ of water.
Changes from last Fleet Status Report denoted by Bold type.